UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2026

Light & Wonder, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-11693	81-0422894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6601 Bermuda Road, Las Vegas, NV 89119

(Address of registrant’s principal executive office)

(702) 897-7150

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
None	None	None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class
Common stock, par value $0.001 per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐     Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 10, 2026, Light & Wonder, Inc. (the “Company”) held its annual meeting of stockholders.

At the annual meeting, the Company’s stockholders: (1) elected all of the Company’s nominees for members of the Board of Directors of the Company to serve for the ensuing year and until their respective successors are duly elected and qualified; (2) approved, on an advisory basis, the compensation of the Company’s named executive officers; (3) approved 2026 long-term incentive equity grants to the Company’s director-CEO pursuant to and in accordance with the Australian Securities Exchange (the “ASX”) Listing Rule 10.14; (4) approved the aggregate annual amount that may be paid or granted as the Company’s non-employee director compensation (cash and equity) pursuant to and in accordance with ASX Listing Rule 10.17; and (5) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The proposals are further described in the Company’s definitive proxy statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission on April 30, 2026.

The voting results are as follows:

Proposal 1: Election of Directors

	For	Withheld	Broker Non-Votes
Jamie R. Odell	50,002,185	2,136,534	1,879,973
Matthew R. Wilson	51,916,607	222,112	1,879,973
Antonia Korsanos	50,961,176	1,177,543	1,879,973
Michael Marchetti	51,912,647	226,072	1,879,973
Hamish R. McLennan	45,552,916	6,585,803	1,879,973
Stephen Morro	51,913,623	225,096	1,879,973
Virginia E. Shanks	51,917,023	221,696	1,879,973
Timothy Throsby	51,844,937	293,782	1,879,973
Kneeland C. Youngblood	46,817,488	5,321,231	1,879,973

Proposal 2: Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers

For	Against	Abstain	Broker Non-Votes
48,053,880	3,941,357	143,482	1,879,973

Proposal 3: Approval of 2026 Long-Term Incentive Equity Grants to the Company’s Director-CEO Pursuant to and in Accordance with ASX Listing Rule 10.14

For	Against	Abstain	Broker Non-Votes
48,066,016	3,904,727	167,976	1,879,973

Proposal 4: Approval of the Aggregate Annual Amount that May Be Paid or Granted as the Company’s Non-Employee Director Compensation (Cash and Equity) Pursuant to and in Accordance with ASX Listing Rule 10.17

For	Against	Abstain	Broker Non-Votes
41,382,945	10,484,486	177,790	1,879,973

Proposal 5: Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2026

For	Against	Abstain
50,325,283	3,530,235	163,174

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHT & WONDER, INC.

Date: June 11, 2026	By:	/s/ Susan Dawson
		Name:	Susan Dawson
		Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary